Exhibit 10.91

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
FIRST AMENDMENT TO AMENDED AND RESTATED LEASE
This FIRST AMENDMENT TO AMENDED AND RESTATED LEASE (this “Amendment”) is entered into as of June 16, 2014, but effective as of September 21, 2012 (“Amendment Effective Date”) between 611 WEBWARD AVENUE MASTER TENANT LLC, a Michigan limited liability company (“Landlord”), and QUICKEN LOANS, INC., a Michigan corporation (“Tenant”), for the purpose of amending that certain Amended and Restated Lease between Landlord’s predecessor-in-interest, as landlord, and Tenant, as tenant, dated as of October 17, 2011 (the “Lease”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Lease.
RECITALS:
A.    Pursuant to the terms of the Lease, Tenant is currently leasing 332,070 rentable square feet located on all or portions of the fifth, sixth, seventh, eighth, ninth, tenth, eleventh, twelfth and fourteenth floors (the “Existing Premises”), in the building located at 635 Woodward, Detroit, MI 48226 (the “Building”).
B.    Effective as of the Effective Date, Tenant desires to lease the entire third (3rd) floor (the “Expansion Premises”) of the Building, containing 38,000 rentable square feet.
C.    Landlord has agreed to lease the Expansion Premises to Tenant and to modify the Lease on the terms and conditions contained herein.
AGREEMENT:
For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:
1.    Expansion Premises. Effective as of the Amendment Effective Date, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Expansion Premises on the terms and conditions set forth in the Lease, as modified hereby. Accordingly, from and after the Amendment Effective Date, the term “Premises” shall refer collectively to the Existing Premises and the Expansion Premises.
2.    Tenant’s Share. Effective as of the Amendment Effective Date, Tenant’s Share is 73.19%.
3.    Lease Term for the Expansion Premises. The Lease Term for the Expansion Premises shall begin on the Amendment Effective Date and shall expire co-terminously with the Expiration Date (as set forth in the Lease).
4.    Phase Two. The parties acknowledge that Phase Two was delivered on a floor-by-floor basis, and the “Effective Date” (as such term is defined in the Lease) for Phase Two shall be similarly calculated on a floor-by-floor basis. The Effective Date for the various portions of Phase Two is as follows: (i) Fifth Floor - January 6, 2012, (ii) Sixth Floor - February 10, 2012 and (iii) Eighth Floor - April 1, 2012. In accordance with Section 1(g)(iii) of the Lease, Basic Rental commenced on Phase Two as follows: (a) Fifth Floor - April 6, 2012, (b) Sixth Floor May 10, 2012, (c) Eighth Floor (portion consisting of

Doc#: US1:15703932v2

9,930 rentable square feet) - June 1, 2012 and (d) Eighth Floor (portion consisting of 18,140 rentable square feet) - July 1, 2012.
5.    Completion of Improvements. Prior to the Amendment Effective Date, Landlord, at its sole cost and expense, provided a turnkey buildout of the Expansion Premises using building standard finishes pursuant to a mutually approved space plan. Landlord agreed to provide Tenant with a tenant allowance of up to a cost of Sixty Dollars ($60.00) per rental square foot of the Expansion Premises.
6.    Basic Rental for the Expansion Premises.

Period	Rental Rate per Rentable Square Foot per Year/Annual Rent per Square Foot per Year
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Notwithstanding anything herein contained to the contrary, Tenant shall not be required to pay any Basic Rental with respect to the Expansion Premises for the two (2) month period subsequent to the Amendment Effective Date.
7.    Tenant Allowance. As more particularly detailed on the attached Exhibit A, the cost of construction of the Premises exceeded the Tenant Allowance by [***]. On or about January 20, 2012, Tenant paid Landlord the sum of [***] as an estimate of such overage. Simultaneously herewith, the parties acknowledge that Landlord has credited Tenant for such overpayment in the amount of [***].
8.    Operating Expenses/Taxes. Tenant remains liable to pay Excess Taxes and Excess Expenses with respect to the Premises (including the Expansion Premises) pursuant to Article 5 of the Lease.
9.    Parking. Parking for the Expansion Premises shall be provided in the same ratio and subject to the same conditions and requirements as set forth in Sections 1(o) and 35 of the Lease.
10.    Tenant’s Extension Right(s). Notwithstanding anything in the Lease to the contrary, Landlord agrees that Tenant may exercise its extension right(s), as set forth in Section 3(d) of the Lease, on a floor by floor basis; in other words, in the event Tenant exercises any such extension right, Tenant is not obligated to extend the Lease as to the

Doc#: US1:15703932v2

entire Premises but may instead choose which floor(s) of the Premises to which the extension period shall apply. In the event Tenant chooses to exercise its extension right as to a specific floor(s), Tenant must exercise such extension right as to the entire portion of such floor occupied by Tenant at the time of Tenant’s exercise of such extension right. In the event Tenant does not exercise its option to extend as to a specific floor, Tenant shall be deemed to have waived its right to any future extension rights as to such floor.
11.    Cafeteria. Notwithstanding anything in Section 42 of the Lease to the contrary, Tenant acknowledges that in addition to use by the Building’s occupants, the Cafeteria may also be used by occupants of other buildings owned by Landlord and/or its affiliates within a 2 mile radius of the Building.
12.    Brokerage. Landlord and Tenant each warrants to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment other than Bedrock Management Services LLC, whose commissions shall be paid by Landlord pursuant to separate written agreement with Landlord. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party.
13.    Ratification. Tenant and Landlord each hereby ratify and confirm its respective obligations under the Lease, and represents and warrants to each other that it has no defenses thereto. Additionally, each of Tenant and Landlord further confirms and ratifies that, as of the date hereof, the Lease is and remains in good standing and in full force and effect, and neither party has any claims, counterclaims, set-offs or defenses against the other party arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.
14.    Binding Effect; Conflicts; Governing Law. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Premises are located.
15.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.
[Signatures on Following Page]

Doc#: US1:15703932v2

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED LEASE BETWEEN 611 WEBWARD AVENUE MASTER TENANT LLC AND QUICKEN LOANS, INC.]
IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Lease as of the date first set forth above.
611 WEBWARD AVENUE MASTER TENANTLLC, a Michigan limited liability company
By: /s/ James A. Ketai
Name: James A. Ketai
Title: Authorized Representative
“Landlord”
QUICKEN LOANS, INC.,
a Michigan corporation
By: /s/ William Emerson
Name: William Emerson
Title: Chief Executive Officer
“Tenant”

Doc#: US1:15703932v2

EXHIBIT A
Tenant Allowance Credit
See attached

A-1
Doc#: US1:15703932v2

611 Webward Avenue LLC
Quicken Loans - Tenant Improvement Credit
[***]

Doc#: US1:15703932v2